                                                                    EXHIBIT 23.2





                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated June 26, 1996, with respect to the financial statements of Carpetland USA, Inc. included in this Current Report on Form 8-K/A (Amendment No. 1) and to the incorporation by reference of our report into the Maxim Group Inc. previously filed Registration Statements on Form S-8 (File Nos. 33-80984, 33-81002, 333-19691, 333-19693, 333-47299 and
333-59423).

                                       /s/ ERNST & YOUNG LLP
                                       -----------------------------------

Chicago, Illinois
October 23, 1998